Exhibit 24.1

POWER OF ATTORNEY

July 5, 2024

WHEREAS, Noble Corporation plc, a public limited company organized under the Laws of England and Wales (the “Company”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments); and

WHEREAS, the undersigned is an officer or director, or both, of the Company.

NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert W. Eifler, Richard B. Barker and Jennie Howard or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date first written above.

/s/ Charles M. Sledge	/s/ H. Keith Jennings
Charles M. Sledge, Director and Chairman	H. Keith Jennings, Director

/s/ Claus V. Hemmingsen	/s/ Alastair J. Maxwell
Claus V. Hemmingsen, Director	Alastair J. Maxwell, Director

/s/ Alan J. Hirshberg	/s/ Ann D. Pickard
Alan J. Hirshberg, Director	Ann D. Pickard, Director

/s/ Kristen H. Holth
Kristen H. Holth, Director

[Signature page to Power of Attorney]